UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006

DAVIDSON DIVERSIFIED REAL ESTATE II, L.P.

(Exact name of Registrant as specified in its charter)

       Delaware

   0-14483

  62-1207077

(State or other jurisdiction

 (Commission

     (I.R.S. Employer

   of incorporation)

 File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Davidson Diversified Real Estate II, L.P. (the “Registrant”) owns a 99.9% interest in The Trails, L.P., a South Carolina limited partnership (the “Partnership”).  On May 31, 2006, the Partnership refinanced the mortgage loan encumbering one of its investment properties, The Trails Apartments. The new mortgage loan, in the principal amount of $8,700,000, replaced the existing mortgage loan, which had an outstanding balance at the time of the refinancing of approximately $4,066,000.  The new mortgage loan requires monthly payments of principal and interest of approximately $52,000, beginning on July 1, 2006 until the loan matures on July 1, 2016, with a fixed interest rate of 5.96% and a balloon payment of approximately $7,385,000 due at maturity. The Partnership is also required to comply with the terms of  a repair agreement, which calls for approximately $186,000 of capital improvements and repairs to be made within one year.  Such capital improvements and repairs consist of exterior stair and wall repairs, parking and sidewalk repairs and additional foundation support to the clubhouse.  From May 31, 2006 through December 1, 2015 (the “Prepayment Premium Period”) the loan may be prepaid with the payment of a prepayment penalty, as defined in the loan agreement. After the Prepayment Premium Period and until maturity, the loan may be prepaid without penalty.  As a condition of the new loan, the lender required AIMCO Properties, L.P., an affiliate of both the Registrant and the Partnership, to guarantee the obligations and liabilities of the Partnership with respect to the new mortgage financing.

In accordance with the terms of the loan agreement relating to the new loan, the payment of the mortgage may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs.  Events of default include, but are not limited to: nonpayment of monthly principal and interest by the due date; nonpayment of amounts outstanding on or before the maturity date; and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the    loan and guarantee documents, copies of which will be filed as exhibits to the Registrant’s Quarterly Report on Form 10-QSB for the period ended June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON DIVERSIFIED REAL ESTATE II, L.P.

By: Davidson Diversified Properties, Inc.

    Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

June 7, 2006